UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                   FORM 8-K
                                CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 29, 2005
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                       RAMTRON INTERNATIONAL CORPORATION
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             (Exact name of registrant as specified in its charter)

                                  Delaware
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             (State of or other jurisdiction of incorporation)

                                  0-17739
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                          (Commission File Number)

                                84-0962308
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                  (I.R.S. Employer Identification Number)

            1850 Ramtron Drive, Colorado Springs, Colorado 80921
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                    (Address of principal executive offices)

Registrant's telephone number, including area code:    (719) 481-7000
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        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On August 29, 2005 (the "Closing Date"), Ramtron International Corporation ("Ramtron") acquired Goal Semiconductor Inc. ("Goal"), a privately held, fabless semiconductor manufacturer based in Montreal, Canada, in a cash and stock transaction valued at approximately $7.6 million. In connection with the closing of its acquisition of Goal, Ramtron entered into a Share Purchase Agreement, dated as of the Closing Date (the "Share Purchase Agreement"), by and among Ramtron, 4317467 Canada Inc., a wholly owned subsidiary of Ramtron, Goal, and the shareholders of Goal, which is filed as an exhibit hereto, and incorporated herein by reference; separate Stock Option Purchase and Sale Agreements, each dated as of the Closing Date (the "Stock Option Purchase and Sale Agreements") with holders of options to purchase shares of capital stock of Goal, the form of which is filed as an exhibit hereto, and incorporated herein by reference; and an Escrow Agreement, dated as of the Closing Date (the "Escrow Agreement"), with certain of the parties to the Share Purchase Agreement, National Bank Trust Inc., as escrow agent, and Citibank N.A., as intervenor, which is filed as an exhibit hereto, and incorporated herein by reference. Ramtron acquired all of the outstanding capital stock and options of Goal pursuant to the Share Purchase Agreement and the Stock Option Purchase and Sale Agreements. Ramtron entered into the Escrow Agreement to provide for a source of recovery for indemnification claims under the Share Purchase Agreement.

The cash consideration paid for Goal on the Closing Date was $2 million, which consisted of $800,000.00 to stockholders pursuant to the Share Purchase Agreement and $1,200,000 to 19 individuals pursuant to the Stock Option Purchase and Sale Agreements. Ramtron used a portion of its cash balances and funds drawn from its line of credit with Silicon Valley Bank to fund the cash portion of the consideration. For the stock portion of the consideration, Ramtron issued an aggregate of 1,951,389 new shares of its common stock (the "Ramtron Shares"), valued at $5,620,000. As a result of the transaction, Ramtron now has 24,385,581 shares common shares outstanding.

Concurrently with the consummation of the acquisition, we granted registration rights with respect to the Ramtron Shares issued in the acquisition. Pursuant to the registration rights covenants in the Share Purchase Agreement, Ramtron has agreed to file a registration statement to register the Ramtron Shares under the Securities Act of 1933, as amended.

The full text of the press release is attached as Exhibit 99.1 to this Form 8-K Current Report.

The above description of the acquisition is not a complete description of the material terms of the transaction and is qualified in its entirety by reference to the agreements entered into in connection with the transaction, copies of which are included as exhibits to this Current Report on Form 8-K to provide information regarding their terms and not intended to provide any other factual information about the parties to the agreements. The Share Purchase Agreement contains representations and warranties by each of the parties to the Share Purchase Agreement. These representations and warranties have been made solely for the benefit of the other parties to the Share Purchase Agreement and (i) may be intended not as statements of fact, but rather a way of allocating risk among the parties if those statements prove to be inaccurate, (ii) have been qualified by the disclosures that were

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made to the other parties in connection with the negotiation of the Share
Purchase Agreement, (iii) may apply materiality standards different from what may be viewed as material to third parties, (iv) were made only as of the date of the Share Purchase Agreement or such other date(s) as may be specified in the Share Purchase Agreement and are subject to more recent developments. Accordingly, the representations and warranties in the Share Purchase Agreement may not describe the actual state of affairs at the date they were made or at any other time.

ITEM 2.01 - COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Information concerning the Company's completion of acquisition is set forth in ITEM 1.01, which information is incorporated herein by reference.

ITEM 3.02 - UNREGISTERED SALES OF EQUITY SECURITIES.

On August 29, 2005, in connection with the closing of the transactions discussed in Item 2.01 above, Ramtron issued an aggregate of 1,951,389 shares of its common stock to certain former shareholders of Goal, or their designees. Such shares were issued in reliance on the exemption from registration provided by Section 4(2) of the Securities Act, on the basis that their issuance did not involve a public offering, no underwriting fees or sales commissions were paid by us in connection with such sale and each former shareholder of Goal that received Ramtron Stock under the Share Purchase Agreement represented to us that it was an "accredited investor," as defined in the Securities Act of 1933, as amended.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS:

         (a)  Financial Statements of Business Acquired.

         Financial statements, if any, required by this item will be filed by within the time period prescribed by this item.

         (b)  PRO FORMA FINANCIAL INFORMATION.

         Pro forma financial information, if any, required by this item will be filed by within the time period prescribed by this item.

         (c)  EXHIBITS.

         2.1 Share Purchase Agreement, dated as of August 29, 2005, by and among Ramtron International Corporation, 4317467 Canada Inc., Goal Semiconductor Inc., Fonds de Solidarite des Travailleurs du Quebec (F.T.Q.), Business Development Bank of Canada, Investissement Technologie (3599) Inc., Vision2000 Venture Ltd., Michael Parziole, Patrick Boutard, Christian Fayomi, Gareth Sargeant, Abdellah Azelmad, and Gordon Harling.

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         2.2  Form of Stock Option Purchase Agreement and Sale Agreement.

        10.1 Escrow Agreement, dated as of August 29, 2005, by and among Ramtron International Corporation, 4317467 Canada Inc., Goal Semiconductor Inc., Fonds de Solidarite des Travailleurs du Quebec (F.T.Q.), Business Development Bank of Canada, Investissement Technologie (3599) Inc., Vision2000 Venture Ltd., Irv Lustigman, Andre Lafontaine, National Bank Trust Inc., as escrow agent, and Citibank N.A.

        99.1  Press Release dated August 30, 2005.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           RAMTRON INTERNATIONAL CORPORATION

                                           By:  /S/ Eric A. Balzer
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                                              Eric A. Balzer
                                              Chief Financial Officer
                                             (Principal Accounting Officer)

Dated September 2, 2005

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